UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012
___________

DIRECT INSITE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13450 West Sunrise Boulevard, Suite 510, Sunrise, Florida (Address of Principal Executive Offices)	33323 (Zip Code)

Registrant’s telephone number, including area code: (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on May 24, 2012, to provide additional information regarding action taken by the Board of Directors following the annual meeting of shareholders held on May 21, 2012.

Item 8.01	Other Events.

On May 21, 2012, at a meeting of the Board of Directors following the Company’s annual meeting of stockholders, the Board appointed John J. Murabito as Chair of the Audit Committee effective May 21, 2012. Mr. Murabito succeeded Craig W. Thomas, who served as Acting Chair of the Audit Committee since March 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Direct Insite Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT INSITE CORP.

/s/ Matthew E. Oakes
Matthew E. Oakes
Chief Executive Officer

Dated: June 14, 2012